Exhibit 10.1

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (“Amendment”) is entered into effective as of June 30, 2011 by and between Seven One Limited, a company organized under the laws of the British Virgin Islands (“SOL”), and Balqon Corporation, a Nevada corporation (the “Company”).

RECITALS

A.           The Company and SOL are parties to that certain Registration Rights Agreement dated as of December 14, 2010, as amended by that certain Amendment No. 1 to Registration Rights Agreement dated April 13, 2011 (as so amended, the “Initial Agreement”).

B.           The Company and SOL wish to further amend the Initial Agreement to revise the definition of Registrable Securities to delete the Shares and the Distribution Shares from such definition and to revise the date by which the Company is obligated to file a registration statement with the Commission to register the Registrable Securities.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows.

1.           Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Initial Agreement, except as may be amended hereby.

2.           Amendments to Initial Agreement.

(a)           The definition of the term “Registrable Securities” contained in the Initial Agreement is hereby deleted in its entirety and replaced with the following definition:

““Registrable Securities” means all of (i) the Warrant Shares, (ii) the Distribution Warrant Shares and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.”

(b)           Section 2(a) of the Initial Agreement is hereby deleted in its entirety and replaced with the following Section 2(a):

“(a)           On such date as the Company and Holder mutually agree, or if the Company and Holder are unable to agree to a specific date, on such date as may be determined by the Company that is no later than six months after the date Holder advises the Company in writing of its request that the Company file a registration statement with the Commission covering the Registrable Securities, subject to the Company’s obligation to register the Previous Shares, the Company shall prepare and file with the Commission a Registration Statement covering the resale of 100% of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that if after the Company files a Registration Statement with the Commission covering the Registrable Securities the Commission takes the position that the offering of some or all of the securities included in the Registration Statement are not eligible to be made on a delayed or continuous basis under the provisions of Rule 415, the Company shall amend the Registration Statement prior to its effectiveness to remove from the Registration Statement such portion of the Registrable Securities (the “Cut-back Shares”) and/or agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”), and provided, further, that in no event shall the Company be required to file a registration statement with the Commission with respect to the Registrable Securities after December 14, 2015 (i.e., to the extent that Company and Holder are unable to agree on a date to file such registration statement and Holder provides the Company with written notice of its request that the Company file a registration statement with the Commission covering the Registrable Securities, such written notice must be dated no later than June 14, 2015).  The Company’s obligation to file a Registration Statement pursuant to this Section 2 shall be subject to the Company first meeting its obligations to register the Previous Shares.  In the event of a cut-back pursuant to this Section 2(a) (a “Cut Back”) and unless the SEC Restrictions require otherwise, the registration of the Registrable Securities shall be subject to the priority registration of the Previous Shares such that the securities that are entitled to be included in the registration shall first be allocated to the Previous Shares (subject to such allocation priorities as set forth in the registration rights agreements for such Previous Shares) and second to the Registrable Securities.  In the event that holders of securities other than the Registrable Securities and the Previous Shares are entitled to registration rights (“Other Shares”), the securities that are entitled to be included in the registration shall first be allocated to the Previous Shares, second to the Registrable Securities and, thereafter, to the Other Shares, subject to such allocation priorities as set forth in the registration rights agreements for such Other Shares.  The Registration Statement shall contain the “Plan of Distribution” section substantially in the form attached hereto as Annex A, with such changes as are reasonably required to respond to any comments to such section by the Commission and to comply with then applicable securities laws.  Subject to the terms of this Agreement, the Company shall use its reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (A) the date that is two years after the date the Registration Statement is initially declared effective, (B) the date that is six months after the date on which all the Warrant Shares and the Distribution Warrant Shares are issued to the Holders, (C) the date on which there ceases to be outstanding any Registrable Securities, and (D) the date on which the Company receives an opinion from its legal counsel to the effect that Rule 144 is available for the resale of all Registrable Securities except for the requirement for the Company to be in compliance with the current public information requirements of Rule 144 (the “Effectiveness Period”).”

3.           Miscellaneous.

(a)               This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

(b)               This Amendment may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and SOL.  No action taken pursuant to this Amendment, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Amendment shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

(c)               The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.

(d)               This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e)               The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of Orange County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Amendment, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Amendment except in the federal and state courts located within the geographic boundaries of Orange County, California and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Amendment or the subject matter hereof may not be enforced in or by such court. The prevailing party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

(f)               If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of the Amendment, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(g)               Upon the effectiveness of this Amendment, each reference in the Initial Agreement to “this Agreement,” “hereunder,” “herein,” “hereof,” or words of like import referring to the Initial Agreement shall mean and refer to the Initial Agreement as amended by this Amendment.

(h)               This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i)                If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)               Except as amended by this Amendment, the Initial Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SEVEN ONE LIMITED /s/ Winston Chung Winston Chung, Chief Executive Officer BALQON CORPORATION /s/ Balwinder Samra Balwinder Samra, President and Chief Executive Officer